UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/07/2013

ImmunoCellular Therapeutics, Ltd.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35560

Delaware	93-1301885
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

23622 Calabasas Road, Suite 300
Calabasas, California 91302
(Address of principal executive offices, including zip code)

(818) 264-2300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On August 7, 2013, ImmunoCellular Therapeutics, Ltd. (the "Company") issued a press release announcing financial results for the quarter and six months ended June 30, 2013. A copy of this press release is attached as Exhibit 99.1.

This information, including exhibits attached hereto and the information under Item 9.01 below, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated August 7, 2013
99.2 Condensed Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCELLULAR THERAPEUTICS, LTD.

Date: August 07, 2013	By:	/s/ Andrew Gengos
Andrew Gengos
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	PRESS RELEASE DATED AUGUST 7, 2013
EX-99.2	CONDENSED FINANCIAL STATEMENTS